UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2009

ECLIPSYS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24539	65-0632092
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Ravinia Drive Atlanta, Georgia	30346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 847-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2009, Eclipsys Corporation (“Eclipsys”) announced its financial results for the quarter ended June 30, 2009. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)	Election of Directors

On August 3, 2009, the Board of Directors of Eclipsys elected Judith C. Pelham to Eclipsys’ Board of Directors.  Ms. Pelham was also appointed to the Compensation Committee of the Board.

In connection with Ms. Pelham joining Eclipsys’ Board and consistent with Eclipsys’ non-employee director compensation program, she will receive on the Date of Issuance (as defined below):

(i)	For inducement and retention purposes, a number of deferred stock units (“DSUs”) equal to $75,000 divided by the fair market value of Eclipsys’ common stock on the Date of Issuance (the “Inducement DSUs”); and

(ii)	For compensatory purposes, a number of DSUs equal to $99,000 (the product of $11,000 and the number of full 30-day periods from the date of election to the Board until the assumed date of the next regular annual meeting of Eclipsys’ stockholders) divided by the fair market value of Eclipsys’ common stock on the date of issuance (the “Pro-Rata DSUs”).

The “Date of Issuance,” as stipulated by Eclipsys’ Insider Trading Policy, shall be the day after the completion of two full day trading sessions on the NASDAQ Stock Market following the filing of Eclipsys’ Form 10-Q with the Securities and Exchange Commission.

The Inducement DSUs vest in twenty-four (24) equal consecutive monthly increments following the Date of Issue or, if earlier, upon the occurrence of a change in control.  The Pro-Rata DSUs vest in nine (9) equal consecutive monthly increments following the Date of Issue or, if earlier, upon the occurrence of a change in control, or the next annual meeting of Eclipsys’ stockholders.  Each Inducement DSU and Pro-Rata DSU represents a notional right to receive one share of Eclipsys common stock.  Shares of Eclipsys common stock equal to the whole number of vested DSUs are issued to the non-employee director on the earlier of the cessation of Board service or a change in control.

A copy of Eclipsys’ press release announcing Ms. Pelham’s election is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release dated August 6, 2009, announcing Eclipsys’ financial results for the quarter ended June 30, 2009 (deemed furnished and not filed).

99.2	Press Release dated August 6, 2009, announcing Ms. Judith C. Pelham’s election to Eclipsys’ Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSYS CORPORATION

Date:	August 6, 2009	By:	/s/ Chris E. Perkins
Chris E. Perkins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 6, 2009, announcing Eclipsys’ financial results for the quarter ended June 30, 2009 (deemed furnished and not filed).

99.2	Press Release dated August 6, 2009, announcing Ms. Judith C. Pelham’s election to Eclipsys’ Board of Directors.